UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MEGALITH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 26, 2020

The following information in the form of a press release supplements and relates to the proxy statement (the “Proxy Statement”) that was mailed by Megalith Acquisition Corp. (“Megalith”) to its stockholders in connection with Megalith’s Special Meeting of Stockholders (the “Special Meeting”) to be held on May 26, 2020. This supplement is being filed with the SEC and is being made available to stockholders on or about May 20, 2020. This supplement should be read in conjunction with the Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) and furnished to stockholders on or about May 6, 2020.

MEGALITH FINANCIAL ACQUISITION CORP. ANNOUNCES

SIGNED LETTER OF INTENT

New York City, May 20, 2020 (GLOBE NEWSWIRE) -- Megalith Financial Acquisition Corp (NYSE: MFAC) (“MFAC” or the “Company”) today announced it has signed a non-binding letter of intent and expects to sign a definitive agreement to acquire a digital banking platform that is among the fastest growing in the country with several million accounts. The target company features an advanced, purpose-built platform via proprietary technology that provides a full suite of low-cost banking products including checking, savings, and credit cards to millennials and middle-income consumers.

With attractive market tailwinds, industry-leading technology, and an innovative customer-acquisition model, MFAC management believes that the target company is well positioned to disrupt the U.S. banking market. The company expects to be EBITDA positive in fiscal year 2020.

Completion of the transaction is subject to, among other things, the completion of due diligence, the negotiation and execution of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the Company's stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated

About Megalith Financial Acquisition Corp.

Megalith Financial Acquisition Corp. is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the fintech or financial services industries. MFAC consummated its initial public offering on the NYSE in August 2018.

Additional Information and Where to Find It

If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the stockholders of the Company (the “Transaction Proxy Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company urges investors, stockholders and other interested persons to read, when available, the preliminary Transaction Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about the Company, the potential target company and the transaction. The definitive Transaction Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction.

In addition, the Company has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at its special meeting of stockholders to approve an extension of time in which the Company must complete an initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering (the “Extension”). The Company mailed the Extension Proxy Statement and other relevant documents to its stockholders of record as of April 22, 2020 in connection with the Extension. Investors and security holders of the Company are advised to read the Extension Proxy Statement, the preliminary Transaction Proxy Statement and the definitive Transaction Proxy Statement, and any amendments thereto, because these documents will contain important information about the Extension, the Company and the proposed transaction. The definitive Transaction Proxy Statement will be mailed to the Company’s stockholders of record as of a record date to be established for the special meeting of stockholders relating to the proposed transaction. Stockholders are able to obtain copies of the Extension Proxy Statement and will also be able to obtain copies of the Transaction Proxy Statement, when available, in each case without charge, at the SEC's website at www.sec.gov or by directing a request to: Megalith Acquisition Corp., 535 Fifth Avenue, 29th Floor, New York, New York 10017.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to the proposed business combination or to complete the contemplated transactions with the potential target company; matters discovered by the potential target company or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the potential transaction is not obtained; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet the listing requirements of a national securities exchange following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Extension Proxy Statement, which was filed with the SEC on May 6, 2020, and will also be contained in the Transaction Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Contact
A.J. Dunklau
(212) 235-0438
aj@megalithfinancial.com
www.megalithfinancial.com